               PRELIMINARY LETTER OF TRANSMITTAL AND CONSENT FORM

                     LETTER FOR SHAREHOLDERS CONSENTING AND
               TENDERING SHARES WITH RESPECT TO SHARES OF
                SERIES CUMULATIVE PREFERRED STOCK, PAR VALUE $50
                      PER SHARE, CUSIP NUMBER 452092
                                       OF
                             ILLINOIS POWER COMPANY
                 TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR
                      CASH AT A PRICE OF $      PER SHARE
                                       BY
                              ILLINOVA CORPORATION
                 AND VOTED PURSUANT TO THE CONSENT STATEMENT OF
                             ILLINOIS POWER COMPANY

RETURN THIS FORM (WITH YOUR STOCK CERTIFICATE(S), IF APPLICABLE) IN THE ENCLOSED ENVELOPE TO MELLON INVESTOR SERVICES LLC, ATTN: REORGANIZATION DEPARTMENT, AS INDICATED BELOW:

BY MAIL:  Post Office Box 3301, South Hackensack, NJ 07606
BY HAND:  120 Broadway, 13th Floor, New York, NY 10271
BY OVERNIGHT DELIVERY: 85 Challenger Road, MD-Reorg, Ridgefield Park, NJ 07660 THE OFFER AND WITHDRAWAL RIGHT WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
      , 2002, UNLESS THE OFFER IS EXTENDED.
YOUR CONSENT IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF ILLINOIS POWER COMPANY.
DIRECT ANY QUESTIONS TO MELLON INVESTOR SERVICES LLC AT 1-800-982-7650.

--------------------------------------------------------------------------------
1. DESCRIPTION OF SHARES TENDERED AND/OR WITH RESPECT TO WHICH CONSENTS ARE GRANTED (ATTACH ADDITIONAL SIGNED AFFIDAVIT OF LOST, MISSING OR DESTROYED CERTIFICATE(S) AND AGREEMENT OF INDEMNITY, IF NECESSARY)
--------------------------------------------------------------------------------

                                                                                                        TOTAL NUMBER OF SHARES
                                                     CERTIFICATE            NUMBER OF SHARES         TENDERED AND WITH RESPECT TO
                                                     NUMBER(S)*      REPRESENTED BY CERTIFICATE(S)*  WHICH CONSENTS ARE GRANTED**
                                                  -----------------        -----------------               -----------------
                                                  -----------------        -----------------               -----------------
                                                  -----------------        -----------------               -----------------
                                                  -----------------        -----------------               -----------------
                                                  -----------------        -----------------               -----------------
                                                                                                     TOTAL

/ /  CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

TO TENDER SHARES PURSUANT TO THIS LETTER OF TRANSMITTAL AND CONSENT, YOU MUST RETURN A DULY COMPLETED, VALID AND UNREVOKED CONSENT IN SECTION 3 INDICATING A GRANT OF CONSENT TO THE PROPOSED AMENDMENT.
-------------------
*   NEED NOT BE COMPLETED BY SHAREHOLDERS TENDERING BY BOOK-ENTRY TRANSFER.
** UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT (I) ALL SHARES REPRESENTED BY ANY CERTIFICATE DELIVERED TO THE DEPOSITARY ARE BEING TENDERED AND (II) CONSENTS ARE BEING GRANTED WITH RESPECT TO ALL SHARES REPRESENTED BY ANY CERTIFICATE SPECIFIED ABOVE. CONSENT MUST BE GRANTED WITH RESPECT TO ALL TENDERED SHARES. SEE INSTRUCTION 3.

If any of your certificate(s) for shares have been lost, stolen or destroyed, please complete the affidavit of lost, missing or destroyed certificate(s) and agreement of indemnity in Section 9. You may be required to pay an indemnity bond premium fee.
--------------------------------------------------------------------------------
2.  ELIGIBLE INSTITUTIONS OR BROKERS MUST COMPLETE THE FOLLOWING IF APPLICABLE:
--------------------------------------------------------------------------------

NOTE: THIS LETTER OF TRANSMITTAL AND CONSENT MAY RELATE TO ONLY ONE DELIVERY BY BOOK ENTRY TRANSFER, AND THUS ONLY ONE VOI NUMBER MAY BE SUPPLIED BELOW. SEPARATE LETTERS OF TRANSMITTAL AND CONSENT MUST BE USED FOR EACH DELIVERY BY BOOK-ENTRY TRANSFER.

/ /  TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER

    Name of tendering institution ______________________________________________

    Account No. at DTC _________________________________________________________

    VOI No. (only one) _________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4.  REQUIRED SIGNATURES

--------------------------------------------------------------------------------

All shareholders must sign below. The shareholder whose Social Security Number or Employer Identification Number appears below must sign the W-9 Certification in Section 5.

X ______________________________________________________________________________
Signature of Shareholder                                                Date
X ______________________________________________________________________________
Signature of Shareholder                                                Date
(if joint account)

________________________________________________________________________________
Daytime Phone Number, Including Area Code

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5.  SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER

--------------------------------------------------------------------------------

W-9 CERTIFICATION - I certify under penalties of perjury that the number shown above is my correct Taxpayer Identification Number (TIN), that I have entered the correct TIN or that I am waiting for a TIN to be issued to me and I am not subject to withholding. If I fail to furnish my correct TIN, I may be subject to a penalty by the IRS. Also, such a failure would result in backup withholding of a portion of any payment made to me.

X ______________________________________________________________________________
SIGNATURE OF SHAREHOLDER WHOSE                                          DATE
SOCIAL SECURITY NUMBER OR EMPLOYER
IDENTIFICATION NUMBER IS SHOWN IN THIS BOX

--------------------------------------------------------------------------------
7.  SPECIAL DELIVERY INSTRUCTIONS
--------------------------------------------------------------------------------

Any check that you receive in the tender offer will be issued in the name(s) printed in Section 1 unless you indicate a different name(s) below. If you indicate a different name(s), your signature and a Signature Guarantee are required, and the Substitute Form W-9 in Section 10 must be completed by the new shareholder.

________________________________________________________________________________
NAME

________________________________________________________________________________
NAME (If Joint)

________________________________________________________________________________
ADDRESS

________________________________________________________________________________
CITY-STATE-ZIP

________________________________________________________________________________
AUTHORIZED SIGNATURE(S)

PLACE MEDALLION
SIGNATURE GUARANTEE HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3.  CONSENT FORM

--------------------------------------------------------------------------------

The undersigned, the holder of record as of             , 2002 (the "Record
Date") of the shares listed above in the box designated "Description of shares tendered and/or with respect to which consents are granted" (or having obtained an irrevocable proxy from the holder of record as of the Record Date) hereby acknowledges receipt of the Offer to Purchase and Consent Statement, dated
            , 2002, and related letter of transmittal and consent and consents without a meeting, pursuant to Illinois Power Company's ("IPC") Articles of Incorporation (the "Articles") with respect to all of such shares, to the adoption of the following proposed amendment.

     THE BOARD OF DIRECTORS URGES YOU TO CONSENT TO THE PROPOSED AMENDMENT.

THE PROPOSED AMENDMENT: Consent to amend the Articles as set forth in the Offer
to Purchase and Consent Statement, dated             , 2002. Reference is hereby
made to the full text of the provision of the Articles to be deleted as set forth in Appendix A to the Offer to Purchase and Consent Statement, which is incorporated herein by reference. The Articles shall be amended to delete
Article V, Section (1)(f)(1), which currently limits IPC's ability to issue or assume unsecured debt.

/ / CONSENT                 / / WITHHOLD CONSENT                   / / ABSTAIN

Indicate your vote by an (X).
IF YOU EXECUTE AND DATE BUT DO NOT MARK THIS LETTER OF TRANSMITTAL AND CONSENT WITH RESPECT TO THE PROPOSED AMENDMENT, YOU WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENT.

IF YOU MARK EITHER THE BOX LABELED "WITHHOLD CONSENT" OR THE BOX LABELED "ABSTAIN" OR YOUR TENDER WILL BE INVALID, AND YOUR SHARES WILL NOT BE ACCEPTED FOR PAYMENT BY ILLINOVA CORPORATION.

Any holder of shares held of record as of the Record Date in the name of another holder must establish to the satisfaction of Illinova Corporation and IPC such holder's entitlement to exercise or transfer this consent. This will require an irrevocable proxy by such record holder to and from each successive transferee, including the holder, with each signature guaranteed by an eligible institution (as described in the Offer to Purchase and Consent Statement). A form of irrevocable proxy has been provided herewith.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6.  GUARANTEE OF SIGNATURES

--------------------------------------------------------------------------------

X ______________________________________________________________________________
AUTHORIZED SIGNATURE

________________________________________________________________________________
NAME

________________________________________________________________________________
NAME OF FIRM

________________________________________________________________________________
ADDRESS OF FIRM

________________________________________________________________________________
AREA CODE AND TELEPHONE NO.

________________________________________________________________________________
DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8.  SPECIAL TRANSFER AND/OR PAYMENT INSTRUCTIONS

--------------------------------------------------------------------------------

A check will be mailed to the person and address shown in Section 1 (or the person and address in Section 7, if completed) unless you indicate a different address below:

________________________________________________________________________________
NAME

________________________________________________________________________________
ADDRESS

________________________________________________________________________________
CITY-STATE-ZIP

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9   AFFIDAVIT OF LOST, MISSING OR DESTROYED CERTIFICATE(S) AND AGREEMENT OF
INDEMNITY
    THIS AFFIDAVIT IS INVALID IF NOT SIGNED BELOW AND A CHECK IS NOT INCLUDED.

---------------------------------------------------------------------------------------------------------------

Complete this Section ONLY if you cannot locate some or all of your stock certificate(s) for your series cumulative preferred stock, par value $50 per share.
Please print clearly.

---------------------------------------------------------------------------------------------------------------

TOTAL SHARES LOST--                                                      Taxpayer ID or Social Security Number

----------------------------------------------------------------------

Please Fill In Certificate No(s).   Number of Shares of Preferred
If Known                            Stock

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

                  Attach separate schedule if needed

----------------------------------------------------------------------

By signing this form I/we swear, depose and state that: I/we am/are the lawful owner(s) of the certificate(s) hereinafter referred to as the "securities" described in the enclosed letter of transmittal and consent. The securities have not been endorsed, pledged, cashed, negotiated, transferred, assigned or otherwise disposed of. I/we have made a diligent search for the securities and have been unable to find it or them and make this affidavit for the purpose of inducing the sale, exchange, redemption or cancellation of the securities, as outlined in the letter of transmittal and consent, without the surrender of the original securities, and also to request and induce the Federal Insurance Company to provide suretyship for me/ us to cover the missing certificate(s) under its Blanket Bond # 8302-00-67. I/we hereby agree to surrender the securities for cancellation should I/we, at any time, find the securities.

I/we hereby agree for myself/ourselves, my/our heirs, successors, assigns and personal representatives, in consideration of the proceeds of the sale, exchange, redemption or cancellation of the securities, and the aforementioned suretyship, to indemnify, protect and hold harmless Federal Insurance Company (the Surety), Mellon Investor Services L.L.C., Illinois Power Company,
Dynegy Inc., and any other party to the transaction, from and against any and all loss, costs, and damages including court costs and attorney's fees, which they may be subject to or liable for in respect to the sale, exchange, redemption or cancellation of the securities without requiring surrender of the original securities. The rights accruing to the parties under the preceding sentence shall not be limited or abridged by their negligence, inadvertence, accident, oversight, breach or failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or may have occurred, I/we agree that this Affidavit and Agreement of Indemnity is to become part of Blanket Bond # 8302-00-67 underwritten by the Federal Insurance Company.

Any person who, knowingly and with intent to defraud any insurance company or other person, files an application or statement of claim, containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to civil penalties as prescribed by law.

X Signed by Affiant (shareholder) ______________________________________________
                                   (Deponent) (indemnitore) (Heirs Individually)

on this (date) _________________________________________________________________

                     Month          Day          Year

Social Security # ________________ Date ________________ Notary ________________

                LOST SECURITIES PREMIUM/SERVICE FEE CALCULATION

1.  Enter the number of shares that are lost: ________________________________ x
    $____________ = $____________________________ Share Value*
    *IF THE SHARE VALUE EXCEEDS $500,000, OR IF THE SHAREHOLDER IS FOREIGN OR DECEASED, DO NOT CONTINUE WITH CALCULATION.
    Contact Mellon Investor Services at 1-800-982-1650.

2.  If the value is under $1,000, there is a $25.00 service fee only

3.  If the value is greater than $1,000:
    $____________________________________________________________ x .02 =
    $________________________________________________________ Surety Premium
                                    (INSERT SHARE VALUE FROM ITEM #1)

    Add $25.00 for service fee
   .....................................................................     $__

    TOTAL AMOUNT DUE (ADD SURETY PREMIUM PLUS SERVICE FEE)
     .............................................     $________________________

Please make all checks payable to: MELLON INVESTOR SERVICES LLC. ANY CHECKS OVER $250.00 MUST BE IN THE FORM OF A CERTIFIED CHECK, CASHIER'S CHECK, OR MONEY ORDER.
Please forward your signed check, along with this letter of transmittal and consent, to Mellon Investor Services.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10 You must complete this Substitute Form W-9 only if you complete Section 7 or if the tax identification number shown in Section 5 is incorrect or missing. Page references in this Section 10 refer to the IRS instructions for Form W-9.

---------------------------------------------------------------------------------------------------------------

                                     PAYOR: MELLON INVESTOR SERVICES LLC

---------------------------------------------------------------------------------------------------------------

SUBSTITUTE FORM W-9
DEPARTMENT OF THE                     REQUEST FOR TAXPAYER IDENTIFICATION    GIVE FORM TO THE
TREASURY                                   NUMBER AND CERTIFICATION          REQUESTER. DO NOT
INTERNAL REVENUE SERVICE                                                     SEND TO THE IRS.

---------------------------------------------------------------------------------------------------------------


          Name (if a joint account or you changed your name, see SPECIFIC INSTRUCTIONS on page 9)

          ----------------------------------------------------------------------------------

 PLEASE   Business name, if different from above (See SPECIFIC INSTRUCTIONS on page 9)

 PRINT

   OR     ----------------------------------------------------------------------------------

  TYPE    Check appropriate box: / / Individual/Sole proprietor / / Corporation
          / / Partnership / / Other

          ----------------------------------------------------------------------------------

          Address (number, street, and apt. or suite no.)     Requester's name and address
                                                              (optional)

------------------------------------------------------------

          City, state, and zip code

--------------------------------------------------------------------------------------------

 PART I   TAXPAYER IDENTIFICATION NUMBER (TIN)

-------------------------------------------------------------------------------------------------

Enter your TIN in the                                             List account number(s) here
appropriate box. For                                              (optional)
individuals, this is your        -------------------------------
Social Security Number (SSN).        Social Security Number       -------------------------------
However, if you are a resident
alien or a sole proprietor, see                OR
the instructions on page 2. For
other entities, it is your
Employer Identification Number   -------------------------------  PART II  For Payees Exempt
(EIN). If you do not have a      Employer Identification Number   from Backup Withholding
number, see HOW TO GET A TIN on                                   (See the instructions
page 2. NOTE: IF THE ACCOUNT IS                                   on page 10)
IN MORE THAN ONE NAME, SEE THE
CHART ON PAGE 2 FOR GUIDELINES
ON WHOSE NUMBER TO ENTER.                                         -------------------------------
-------------------------------------------------------------------------------------------------

PART III CERTIFICATION

--------------------------------------------------------------------------------

Under penalties of perjury, I certify that

1. The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
    (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. person (including a U.S. resident alien). CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

--------------------------------------------------------------------------------


  SIGN     SIGNATURE                                                     DATE
  HERE

--------------------------------------------------------------------------------

                            LETTER FOR SHAREHOLDERS
                          CONSENTING BUT NOT TENDERING
                  SHARES WITH RESPECT TO SHARES OF    % SERIES
                        CUMULATIVE PREFERRED STOCK, PAR
                       VALUE $50 PER SHARE, CUSIP NUMBER
                                  452092
                                       OF
                             ILLINOIS POWER COMPANY
                         VOTED PURSUANT TO THE CONSENT
                                  STATEMENT OF
                             ILLINOIS POWER COMPANY

RETURN THIS FORM IN THE ENCLOSED ENVELOPE TO MELLON INVESTOR SERVICES LLC,
ATTN: REORGANIZATION DEPARTMENT, AS INDICATED BELOW:

BY MAIL:  Post Office Box 3301, South Hackensack, NJ 07606
BY HAND:  120 Broadway, 13th Floor, New York, NY 10271
BY OVERNIGHT DELIVERY:  85 Challenger Road, MD-Reorg, Ridgefield Park, NJ 07660
THE WITHDRAWAL RIGHT WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON       ,
2002, UNLESS THE OFFER IS EXTENDED.
YOUR CONSENT IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF ILLINOIS POWER COMPANY.

DIRECT ANY QUESTIONS TO MELLON INVESTOR SERVICES LLC AT 1-800-982-7650.

--------------------------------------------------------------------------------
1. DESCRIPTION OF SHARES TENDERED AND/OR WITH RESPECT TO WHICH CONSENTS ARE GRANTED
--------------------------------------------------------------------------------

                                                                                 NUMBER OF SHARES   TOTAL NUMBER OF SHARES
                                                                 CERTIFICATE      REPRESENTED BY    WITH RESPECT TO WHICH
                                                                  NUMBER(S)       CERTIFICATE(S)    CONSENTS ARE GRANTED*
                                                              -----------------  -----------------    -----------------
                                                              -----------------  -----------------    -----------------
                                                              -----------------  -----------------    -----------------
                                                              -----------------  -----------------    -----------------
                                                              -----------------  -----------------    -----------------
                                                                                                    TOTAL

-------------------
* UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT CONSENTS ARE BEING GRANTED WITH RESPECT TO ALL SHARES REPRESENTED BY ANY CERTIFICATE SPECIFIED ABOVE.

--------------------------------------------------------------------------------
2.  REQUIRED SIGNATURES

--------------------------------------------------------------------------------

All shareholders must sign below. The shareholder whose Social Security Number or Employer Identification Number appears to the right must sign the W-9 Certification in Section 4.

X ______________________________________________________________________________
Signature of Shareholder                                                Date

X ______________________________________________________________________________
Signature of Shareholder                                                Date
(if joint account)

________________________________________________________________________________
Daytime Phone Number, Including Area Code

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4.  SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER:

--------------------------------------------------------------------------------

W-9 CERTIFICATION - I certify under penalties of perjury that the number shown above is my correct Taxpayer Identification Number (TIN), that I have entered the correct TIN or that I am waiting for a TIN to be issued to me and I am not subject to withholding. If I fail to furnish my correct TIN, I may be subject to a penalty by the IRS. Also, such a failure would result in backup withholding of a portion of any payment made to me.

X ______________________________________________________________________________
SIGNATURE OF SHAREHOLDER WHOSE                                          DATE
SOCIAL SECURITY NUMBER OR EMPLOYER
IDENTIFICATION NUMBER IS SHOWN IN THIS BOX

--------------------------------------------------------------------------------
5.  SPECIAL DELIVERY INSTRUCTIONS

--------------------------------------------------------------------------------

Any check that you receive for your consent will be issued in the name(s) printed in Section 1 unless you indicate a different name(s) below. If you indicate a different name(s), your signature and a signature guarantee are required, and the Substitute Form W-9 in Section 8 must be completed by the new shareholder.

________________________________________________________________________________
NAME

________________________________________________________________________________
NAME (If joint)

________________________________________________________________________________
ADDRESS

________________________________________________________________________________
CITY-STATE-ZIP

X ______________________________________________________________________________
AUTHORIZED SIGNATURE(S)

PLACE MEDALLION
SIGNATURE GUARANTEE HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3.  CONSENT FORM

--------------------------------------------------------------------------------

The undersigned, the holder of record as of              , (the "Record Date")
of the shares listed above in the box designated "Description of shares tendered and/or with respect to which consents are granted" (or having obtained an irrevocable proxy from the holder of record as of the Record Date) hereby acknowledges receipt of the Offer to Purchase and Consent Statement, dated
             , 2002, and related letter of transmittal and consent and consents without a meeting, pursuant to Illinois Power Company's ("IPC") Articles of Incorporation (the "Articles") with respect to all of such shares, to the adoption of the following proposed amendment.

                 THE BOARD OF DIRECTORS URGES YOU TO CONSENT TO
                            THE PROPOSED AMENDMENT.

THE PROPOSED AMENDMENT: Consent to amend the Articles as set forth in the Offer
to Purchase and Consent Statement, dated              , 2002. Reference is
hereby made to the full text of the provision of the Articles to be deleted as set forth in Appendix A to the Offer to Purchase and Consent Statement, which is incorporated herein by reference. The Articles shall be amended to delete
Article V, Section (1)(f)(1), which currently limits IPC's ability to issue or assume unsecured debt.

/ / CONSENT                 / / WITHHOLD CONSENT                  / / ABSTAIN

Indicate your vote by an (X).
IF YOU EXECUTE AND DATE BUT DO NOT MARK THIS LETTER OF TRANSMITTAL AND CONSENT WITH RESPECT TO THE PROPOSED AMENDMENT, YOU WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENT.

Any holder of shares held of record as of the Record Date in the name of another holder must establish to the satisfaction of Illinova Corporation and IPC such holder's entitlement to exercise or transfer this consent. This will require an irrevocable proxy by such record holder to and from each successive transferee, including the holder, with each signature guaranteed by an eligible institution (as described in the Offer to Purchase and Consent Statement). A form of irrevocable proxy has been provided herewith.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6.  GUARANTEE OF SIGNATURES

--------------------------------------------------------------------------------

X ______________________________________________________________________________
AUTHORIZED SIGNATURE

________________________________________________________________________________
NAME

________________________________________________________________________________
NAME OF FIRM

________________________________________________________________________________
ADDRESS OF FIRM

________________________________________________________________________________
AREA CODE AND TELEPHONE NO.

________________________________________________________________________________
DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7.  SPECIAL TRANSFER AND/OR PAYMENT INSTRUCTIONS

--------------------------------------------------------------------------------

A check will be mailed to the person and address shown in Section 1 (or the person and address in Section 5, if completed) unless you indicate a different address below:

________________________________________________________________________________
NAME

________________________________________________________________________________
ADDRESS

________________________________________________________________________________
CITY-STATE-ZIP

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8 You must complete this Substitute Form W-9 only if you complete Section 5 or if the tax identification number shown in Section 4 is incorrect or missing. reference in this Section 8 refer to the IRS Instruction for Form W-9.

--------------------------------------------------------------------------------------------------------
                                  PAYOR: MELLON INVESTOR SERVICES LLC

--------------------------------------------------------------------------------------------------------
SUBSTITUTE FORM W-9            REQUEST FOR TAXPAYER IDENTIFICATION NUMBER
DEPARTMENT OF THE                          AND CERTIFICATION                GIVE FORM TO THE
TREASURY                                                                    REQUESTER. DO NOT
INTERNAL REVENUE SERVICE                                                    SEND TO THE IRS
--------------------------------------------------------------------------------------------------------

           Name (if a joint account or you changed your name, see SPECIFIC INSTRUCTIONS on page 9)
           ---------------------------------------------------------------------------------------------------------------
 PLEASE    Business name, if different from above (See SPECIFIC INSTRUCTIONS on page 9)
  PRINT
   OR      ---------------------------------------------------------------------------------------------------------------
  TYPE     Check appropriate
           box:     / / Individual/Sole proprietor     / / Corporation     / / Partnership     / / Other
           ---------------------------------------------------------------------------------------------------------------
           Address (number, street, and apt. or suite no.)          Requester's name and address (optional)

  --------------------------------------------------------------
           City, state, and zip code

---------------------------------------------------------------------------------------------------------------------------
 PART I    TAXPAYER IDENTIFICATION NUMBER (TIN)

----------------------------------------------------------------------------------------------------------------------
Enter your TIN in the appropriate box.                                          List account number(s) here
For individuals, this is your Social                                            (optional)
Security Number (SSN). However, if you  --------------------------------------
are a resident alien or a sole                  Social Security Number          --------------------------------------
proprietor, see the instructions on
page 2. For other entities, it is your                    OR
Employer Identification Number (EIN).
If you do not have a number, see HOW
TO GET A TIN on page 2. NOTE: IF THE    --------------------------------------  PART II  For Payees Exempt
ACCOUNT IS IN MORE THAN ONE NAME, SEE       Employer Identification Number      from Backup Withholding
THE CHART ON PAGE 2 FOR GUIDELINES ON                                           (See the instructions
WHOSE NUMBER TO ENTER.                                                          on page 10)
                                                                                --------------------------------------
----------------------------------------------------------------------------------------------------------------------

PART III CERTIFICATION

--------------------------------------------------------------------------------

Under penalties of perjury, I certify that

1. The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
    (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. person (including a U.S. resident alien). CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

--------------------------------------------------------------------------------

  SIGN     SIGNATURE                                                     DATE
  HERE

--------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

    You should carefully read the instructions accompanying this letter of transmittal and consent before completing it. If you have any questions, have
not received the Offer to Purchase and Consent Statement, dated             ,
2002, or other documents pertaining to the tender offer or need assistance in completing this letter of transmittal and consent, please contact Mellon Investor Services LLC, the depositary and information agent, at (800) 982-7650.

    If you wish to tender your shares in the tender offer, you must grant your consent to the proposed amendment to the articles of incorporation of Illinois Power Company, or IPC, as described in the Offer to Purchase and Consent Statement. The tender offer is conditioned upon, among other things, the proposed amendment being approved by the holders of at least two-thirds of the outstanding preferred stock. It is not necessary to tender shares to consent to the proposed amendment. Set forth above is a form for granting such consent.

    If you become a holder of record of shares after             , 2002, the
record date for the consent solicitation, to grant your consent to the proposed amendment, and validly tender your shares in the tender offer, you must obtain and submit with your tender an irrevocable proxy from the holder of record of such shares as of the record date. Included in the materials you received is a form that you may use to obtain such an irrevocable proxy. If you acquire shares after the record date, you will be unable to tender those shares if you cannot obtain an irrevocable proxy from the holder of record of such shares as of the record date.

    If you do not tender your shares in the tender offer but validly grant a consent to the proposed amendment with respect to such shares, IPC will make a
special cash payment to you of $            for each such share if IPC's
preferred shareholders approve the proposed amendment. To receive the special cash payment, you must return your consent by the expiration date. If you validly tender your shares, you will be entitled only to the purchase price per share set forth above and will not be entitled to the special cash payment.

    Note: Signatures must be provided herein. Please read the accompanying instructions carefully.

    Note: If you are consenting to the proposed amendment but not tendering shares, do not send any share certificates with this letter of transmittal and consent. You must use this letter of transmittal and consent if you wish to grant consent to the proposed amendment without tendering shares.

    Note: In addition to broker non-votes, the following actions will have the same effect as withholding consent to the proposed amendment:

    - failing to execute, date and return a letter of transmittal and consent;
      or

    - executing, dating and returning a letter of transmittal and consent marked "WITHHOLD CONSENT" or "ABSTAIN" as to the proposed amendment.

If you return a letter of transmittal and consent which is executed and dated but not marked with respect to the proposed amendment, you will be deemed to have consented to the proposed amendment.

            ATTENTION DEPOSITORY TRUST COMPANY ("DTC") PARTICIPANTS

    This letter of transmittal and consent may relate to only one delivery by book-entry transfer, and thus only one VOI Number may be supplied in the space provided. Separate letters of transmittal and consent must be used for each delivery by book-entry transfer.

    This letter of transmittal and consent must be completed and delivered to the depositary prior to the expiration date even if delivery of tendered shares is to be made by book-entry transfer to the depositary's account at DTC.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to Illinova Corporation, and/or consents with respect to, the shares in the amount set forth in the box above designated "Description of Shares Tendered and/or with Respect to Which Consents are Granted" pursuant to Illinova's offer to purchase any and all of the outstanding shares of the series of cumulative preferred stock of Illinois Power Company, or IPC, and/or the related consent solicitation by IPC, as applicable, as to which this letter of transmittal and consent relates, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Statement, dated
      , 2002, receipt of which is hereby acknowledged, and in this letter of transmittal and consent.

    If tendering shares herewith, subject to, and effective upon, acceptance for payment of and payment for the shares tendered herewith in accordance with the terms and subject to the conditions of the tender offer (including, if the tender offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Illinova all right, title and interest in and to all the shares that are being tendered herewith and all dividends, distributions and rights declared, paid or distributed in respect of such shares on and after the commencement date of the tender offer, other than the regular quarterly dividend paid on February 1, 2002 (all such dividends, distributions and rights, other than the February 1, 2002 dividend being referred to herein as "distributions") and hereby constitutes and appoints the depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares (and all distributions), with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

    - deliver certificates for such shares (and all distributions), or transfer ownership of such shares (and all distributions) on the account books maintained by the book-entry transfer facility, together, in any such case with all accompanying evidences of transfer and authenticity, to or upon the order of Illinova,

    - present such shares (and all distributions) for registration and transfer on the books of IPC; and

    - receive all benefits and otherwise exercise all rights of beneficial ownership of such shares (and all distributions), all in accordance with the terms of the tender offer.

    If tendering shares herewith, the undersigned hereby irrevocably appoints the designees of Illinova, and each of them, as the attorney-in-fact and proxy of the undersigned, each with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to all shares tendered hereby and accepted for payment and paid for by Illinova (and any distributions), including, without limitation, the right to vote such shares (and any distributions) in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper. All such powers of attorney and proxies, being deemed to be irrevocable, shall be considered coupled with an interest in the shares tendered with this letter of transmittal and consent. Such appointment will be effective if, when, and only to the extent that, Illinova accepts such shares for payment pursuant to the tender offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents (other than the consent to the proposed amendment given pursuant to this letter of transmittal and consent) given by the undersigned with respect to such shares (and any distributions) will be revoked, without further action, and no subsequent powers of attorneys and proxies may be given with respect thereto (and, if given, will be deemed ineffective). The designees of Illinova will, with respect to the shares (and any distributions) for which such appointment is effective, be empowered to exercise all voting and other rights (other than the consent to the proposed amendment given pursuant to this letter of transmittal and consent) of the undersigned with respect to such shares (and any distributions) as they in their sole discretion may deem proper at any meeting of IPC's shareholders, or any adjournment or postponement thereof, or by consent in lieu of any such meeting or otherwise. Illinova reserves the absolute right to require that, in order for shares to be deemed validly tendered, immediately upon the acceptance for payment of such shares, Illinova or its designees are able to exercise full voting rights (other than the consent to the proposed amendment given pursuant to this letter of transmittal) with respect to such shares (and any distributions), including voting at any meeting of stockholders then scheduled.

    The depositary will act as agent for tendering shareholders for the purpose of receiving payment from Illinova and transmitting payment to tendering shareholders.

    The depositary also will act as agent for shareholders who do not tender shares but consent to the proposed amendment for the purpose of receiving special cash payments from IPC and transmitting such payments to such shareholders.

    If tendering shares herewith, the undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered herewith and that, when and to the extent Illinova accepts for payment, Illinova will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and they will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the depositary, Illinova or IPC to be desirable to complete the sale, assignment and transfer of the shares tendered herewith and/or to grant the consent given hereby.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to consent to the proposed amendment of the articles of incorporation of IPC, as described in Offer to Purchase and Consent Statement, with respect to all shares referred to above in the box designated "Description of Shares Tendered and/or with Respect to Which Consents are Granted."

    All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the tender offer, this tender is irrevocable.

    The undersigned understands that tenders of shares pursuant to any one of the procedures described under the heading "Terms of the Tender Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the tender offer. Illinova's acceptance for payment of shares tendered pursuant to the offer will constitute a binding agreement between the undersigned and Illinova upon the terms and subject to the conditions of the tender offer.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Consent Statement, Illinova may terminate or amend the tender offer or may not be required to purchase any of the shares tendered hereby, if any. In any such event, the undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned.

    Unless otherwise indicated in the box above under the heading "Special Transfer and/or Payment Instructions," please issue the check for the purchase price of any shares purchased or the special cash payment, as applicable, and/or return any shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of shares tendered by book-entry transfer, by credit to the account of the undersigned at the book-entry transfer facility). Similarly, unless otherwise indicated in the box above under the heading "Special Delivery Instructions," please mail the check for the purchase price of any shares purchased or the special cash payment, as applicable, and/or any certificate for shares not tendered or not purchased (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned's signature(s). If both "Special Transfer and/or Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any shares purchased or the special cash payment, as applicable, and/or return any shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that IPC has no obligation, pursuant to the "Special Transfer and/or Payment Instructions," to transfer any shares from the name of the holders of record thereof if Illinova does not accept for purchase any of the shares so tendered.

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. In general, all signatures on this letter of transmittal and consent must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved signature guarantee medallion program (each of the foregoing being referred to as an "eligible institution"). However, signatures on this letter of transmittal and consent need not be guaranteed if (a) this letter of transmittal and consent is signed by the registered owner of the shares tendered herewith and such owner has not completed the box entitled "Special Transfer and/or Payment Instructions" or the box entitled "Special Delivery Instructions" on this letter of transmittal and consent, (b) such shares are tendered for the account of an eligible institution, or (c) this letter of transmittal and consent is being used solely for the purpose of granting a consent with respect to shares which are not being tendered pursuant to the tender offer. See Instruction 5.

    2.  DELIVERY OF LETTER OF TRANSMITTAL AND CONSENT AND DELIVERY OF
SHARES.  This letter of transmittal and consent is to be used if
(a) certificates are to be forwarded herewith, (b) delivery of shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Tender Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement and/ or (c) consents are being granted hereby with respect to the proposed amendment. To validly tender, certificates for all physically delivered shares, or a confirmation of a book-entry transfer into the depositary's account at the book-entry transfer facility of all shares delivered electronically, as well as a properly completed and duly executed letter of transmittal and consent, and any other documents required by this letter of transmittal and consent, must be received by the depositary at one of its addresses set forth on the front page of this letter of transmittal and consent on or prior to the expiration date. If a broker, dealer, commercial bank, trust company or nominee holds your shares, you must contact them if you desire to tender, or to consent to the proposed amendment without tendering, shares.

    THE METHOD OF DELIVERY OF SHARES (IF TENDERING), OF THIS LETTER OF TRANSMITTAL AND CONSENT AND OF ALL OTHER REQUIRED DOCUMENTS IS AT YOUR OPTION AND RISK. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. BECAUSE IT IS THE TIME OF RECEIPT, NOT THE TIME OF MAILING, WHICH DETERMINES WHETHER A TENDER HAS BEEN MADE OR CONSENT HAS BEEN GRANTED PRIOR TO THE EXPIRATION DATE, YOU SHOULD ALLOW SUFFICIENT TIME TO ASSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted. See "Terms of the Tender Offer--Number of Shares; Purchase Prices" in the Offer to Purchase and Consent Statement. By executing this letter of transmittal and consent, you waive any right to receive any notice of the acceptance for payment of the shares.

    3. CONSENTING. If you wish to tender your shares pursuant to the tender offer, you must submit a duly completed, valid and unrevoked consent to the proposed amendment. However, it is not necessary to tender your shares to consent to the proposed amendment of IPC's articles of incorporation, as described in the Offer to Purchase and Consent Statement. The tender offer is conditioned upon, among other things, the approval of the proposed amendment. If this letter of transmittal and consent is executed and dated but not marked with respect to the proposed amendment, the shareholder will be deemed to have consented to the proposed amendment. The tender offer is being sent to all persons in whose names shares are registered
on the books of IPC as of the close of business on       , 2002 as well as to
all persons in whose name shares are registered on the books of IPC as of the record date. If you become holder of record of shares after the record date and you wish to tender your shares, you must obtain and submit with your tender an irrevocable proxy from the holder of record as of the record date to grant your consent to the proposed amendment. If your shares were held of record as of the record date in the name of another, you must establish to IPC's satisfaction your entitlement to exercise or transfer such consent. This will ordinarily require an irrevocable proxy by such record holder to and from each successive transferee, including the holder, with each signature guaranteed by an eligible institution. See Instruction 5. A form that may be used to obtain such irrevocable proxy is included in the materials you received. If you acquire shares after the record date, you will be unable to tender your shares if you cannot obtain an irrevocable proxy from the holder of record of such shares as of the record date.

    4. PARTIAL TENDER AND/OR CONSENT (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all the shares represented by any certificate delivered to the depositary are to be tendered or consents are being granted with respect to fewer than all the shares represented by any certificate specified herein, fill in the number of shares that are to be tendered and/or with respect to which consents are being granted in the box above under the heading "Description of shares tendered and/or with respect to which consents are granted." In the case of shares tendered, a new certificate for the remainder of the shares represented by the old certificate will be sent to the person(s) signing this letter of transmittal and consent, unless otherwise provided in the box above under the heading "Special Transfer and/or Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the tender offer. All shares represented by certificates delivered to the depositary will be deemed to have been tendered and consents will be deemed to have been granted in respect of such shares, unless otherwise indicated.

    5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND CONSENT; STOCK POWERS AND ENDORSEMENTS. If this letter of transmittal and consent is signed by the holder(s) of record of the shares referred to herein, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the shares tendered or with respect to which consents are granted under this letter of transmittal and consent are held of record by two or more persons, all such persons must sign the letter of transmittal and consent.

    If any of the shares tendered or with respect to which consents are granted under this letter of transmittal and consent are registered in different names on different certificates, you must complete, sign and submit as many separate such documents as there are different registrations on certificates.

    If this letter of transmittal and consent is signed by the holder(s) of record of the shares referred to herein, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the holder(s) of record. Signatures on any certificates or stock powers must be guaranteed by an eligible institution. See Instruction 1.

    If shares are tendered herewith and this letter of transmittal and consent is signed by a person other than the holder(s) of record of the shares tendered herewith, such shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the holder(s) of record appear(s) on the certificates or position listing for such shares. Signature(s) on any such certificate or stock powers must be guaranteed by an eligible institution. See Instruction 1.

    If the letter of transmittal and consent or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Illinova and IPC of the authority of such persons to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Illinova will pay all stock transfer taxes, if any, payable on account of the acquisition of shares by Illinova pursuant to the tender offer. If, however, payment of the purchase price or the special cash payment, as applicable, is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered owner, or if tendered shares are registered in the name of any person other than the person signing this letter of transmittal and consent, the amount of any stock transfer or other taxes (whether imposed on the registered owner, such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom is submitted. See "Terms of the Tender Offer--Acceptance of Shares for Payment and Payment of Purchase Price" in the offer to purchase and consent statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any shares purchased is to be issued in the name of, any shares not tendered or not purchased are to be returned to, or the check for the special cash payment is to be issued in the name of, a person other than the person(s) signing this letter of transmittal and consent or if such check and/or any certificate for shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this letter of transmittal and consent or to an address other than that shown in the box above under the heading "Description of shares tendered and/or with respect to which consents are granted," then the "Special Transfer and/or Payment Instructions" and/or "Special Delivery Instructions" on this letter of transmittal and consent must be completed. If you are tendering your shares by book-entry transfer, any shares not accepted for payment will be returned by crediting the account maintained by you at the book-entry transfer facility.

    8. SUBSTITUTE FORM W-9 AND FORM IRS W-8BEN. If you are tendering your shares and granting your consent to the proposed amendment or if you are granting your consent to the proposed amendment but not tendering, you must provide the depositary with (i) in the case of a U.S. Preferred Shareholder, your correct Taxpayer Identification Number ("Taxpayer Identification Number" or "TIN") and a certification that you are not subject to backup withholding on the Substitute Form W-9 contained herein, or (ii) in the case of a Non-U.S. Preferred Shareholder, a properly completed IRS Form W-8BEN. Failure to provide the information on either Substitute Form W-9 or Form W-8BEN may subject you to a penalty imposed by the IRS and to U.S. federal income tax backup withholding on the gross amount payable at a rate of 30%. As used in these instructions, the terms "U.S. Preferred Shareholder" and "Non-U.S. Preferred Shareholder" have the same meaning as used in "Offer to Purchase and Consent Statement--Certain U.S. Federal Income Tax Considerations."

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions regarding the terms of the tender offer or the consent solicitation should be directed to Merrill Lynch & Co., the dealer manager for the tender offer and the solicitation agent for the consent solicitation, at (800) 432-9558. Questions regarding how to tender or consent and requests for additional copies of this document, the applicable letter of transmittal and consent, or other documents related to the tender offer or consent solicitation should be directed to Mellon Investor Services LLC, the depositary and information agent for the tender offer and consent solicitation, at (800) 982-7650. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the tender offer or consent solicitation.

    10. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including the time of receipt) and acceptance for payment of any tender of shares will be determined by Illinova in its sole discretion and its determination will be final and binding. All questions as to the form and validity (including time of receipt) of consents and the eligibility for the special cash payment will be determined by IPC in its sole discretion, and its determination will be final and binding. Illinova reserves the absolute right to waive any defect or irregularity in any tender of shares or to reject any and all tenders that it determines are not in proper form or the acceptance of or payment for which may, in Illinova's opinion, be unlawful. IPC reserves the absolute right to waive any defect or irregularity in any consent or to reject any and all consents that it determines are not in proper form or the acceptance of or payment for which may, in IPC's opinion, be unlawful. Neither Illinova, IPC, the dealer manager/solicitation agent, the depositary/information agent nor any other person will be under any duty to give notice of any defect or irregularity in tenders or consents, and they will not incur any liability for failure to give any such notice.

    11. LOST, MISSING OR DESTROYED CERTIFICATES. If any of your certificate(s) for shares are lost, missing or destroyed, please complete the affidavit of lost, missing or destroyed certificate(s) in this letter of transmittal and consent with respect to the lost certificate(s). You may be required to pay an indemnity bond premium fee. The tender of shares pursuant to this letter of transmittal and consent will not be valid unless prior to the expiration date such procedures have been completed and a replacement certificate for the shares has been delivered to the depositary. See Instruction 2.

                           IMPORTANT TAX INFORMATION

    Under U.S. federal income tax law, if your tendered shares are accepted for payment or you receive a special cash payment as a result of granting your consent to the proposed amendment, you will be required to provide the depositary (as payor) with either your correct TIN on Substitute Form W-9 or a properly completed IRS Form W-8BEN. If you are a U.S. individual, your TIN is your social security number. For businesses and other entities, the number is your federal employer identification number. If the depositary is not provided with the correct TIN or properly completed IRS Form W-8BEN, you may be subject to a penalty imposed by the IRS. In addition, payments that are made to you with respect to shares purchased pursuant to the tender offer may be subject to backup withholding tax at a rate of 30%.

    Certain preferred shareholders (including, among others, all corporations and certain Non-U.S. individuals) are exempt from backup withholding. If you are a corporate U.S. preferred shareholder, to qualify for such exemption, you should provide the depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. If you are a Non-U.S. preferred shareholder and wish to qualify as an exempt recipient, you must submit to the depositary a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to your exempt status. An IRS Form W-8BEN can be obtained from the depositary. See the enclosed guidelines for certification of taxpayer identification number on Substitute Form W-9 for additional instructions.

    If U.S. federal income tax backup withholding applies, the depositary is required to withhold 30% of any payments made to you. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

                             ILLINOIS POWER COMPANY
                           CUMULATIVE PREFERRED STOCK

COMPLETE ONLY IF APPLICABLE:

                       SOLICITED TENDERS AND/OR CONSENTS

    As described in the Offer to Purchase and Consent Statement, dated
            , 2002, Illinova Corporation will pay, in the amounts and on the terms and conditions set forth in the Offer to Purchase and Consent Statement, soliciting dealer fees to designated soliciting dealers (as described in the Offer to Purchase and Consent Statement).

    The above signed represents that the soliciting dealer that solicited and obtained this tender and/or consent is:

Name of Firm: __________________________________________________________________
                                 (PLEASE PRINT)

Name of Individual Broker: _____________________________________________________

Telephone Number of Broker: ____________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________

                               (INCLUDE ZIP CODE)

    If shares specified in this letter of transmittal and consent are held by the above signed as custodian, specify below each beneficial owner of such shares whose tender and/or consent you have solicited. Any questions as to what constitutes beneficial ownership should be directed to the depositary. If the space below is inadequate, attach a separate signed schedule using the same format.

           NAME OF                   NUMBER OF SHARES               NUMBER OF SHARES
      BENEFICIAL OWNER              IF LESS THAN 5,000              IF 5,000 OR MORE
-----------------------------  -----------------------------  -----------------------------
-----------------------------  -----------------------------  -----------------------------

-----------------------------  -----------------------------  -----------------------------

-----------------------------  -----------------------------  -----------------------------

-----------------------------  -----------------------------  -----------------------------

-----------------------------  -----------------------------  -----------------------------

-----------------------------  -----------------------------  -----------------------------

-----------------------------  -----------------------------  -----------------------------

-----------------------------  -----------------------------  -----------------------------

-----------------------------  -----------------------------  -----------------------------

-----------------------------  -----------------------------  -----------------------------

    The acceptance of compensation by such soliciting dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Consent Statement; (c) in soliciting a tender and/or consent, it has used no solicitation materials other than those furnished by Dynegy Inc., Illinova Corporation and Illinois Power Company; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm: __________________________________________________________________________
                                 (PLEASE PRINT)

Attention: _____________________________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________

Phone Number: _______  Taxpayer Identification or Social Security Number: ______